Exhibit 99.1
AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SENIOR SECURED
SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT
Dated as of January 25, 2007
          AMENDMENT NO. 1 TO THE SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT among Dana Corporation, a Virginia corporation and a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code (the “Borrower”), the Guarantors party hereto, each of which is a debtor and debtor-in-possession in a case pending under chapter 11 of the Bankruptcy Code, and Citicorp North America, Inc. (“CNAI”), as administrative agent (the “Administrative Agent”) for the Incremental Term Lenders.
          PRELIMINARY STATEMENTS:
          (1) The Borrower, the Guarantors, the financial institutions and other institutional lenders party thereto (the “Lenders”), the Administrative Agent and the other agents party thereto have entered into an Amended and Restated Senior Secured Superpriority Debtor-In-Possession Credit Agreement dated as of April 13, 2006 (as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          (2) The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as described herein, including, without limitation, to increase the Term Facility by $200,000,000.
          (3) The Initial Lenders and the Required Lenders have agreed, subject to the terms and conditions stated below, to amend the Credit Agreement as hereinafter set forth.
          SECTION 1. Amendments to Credit Agreement.
          (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new terms in the correct alphabetical order:
     “A&R Amendment No. 1” means Amendment No. 1 to the Agreement dated as of January 25, 2007, among the Borrower, the Guarantors, and CNAI as administrative agent for the Incremental Term Lenders.
     “A&R Amendment No. 1 Effective Date” has the meaning specified in A&R Amendment No. 1.
     “Asset Purchase Agreement” means the Asset Purchase Agreement dated as of September 11, 2006, by and between the Borrower and Hendrickson USA, L.L.C., a Delaware limited liability company, as amended by (a) the First Amendment to the Asset

Purchase Agreement dated as of September 29, 2006 and (b) the Second Amendment to the Asset Purchase Agreement dated as of October 17, 2006.
     “European Restructuring” means the corporate restructuring of the Borrower’s European subsidiaries on substantially the terms described in Schedule II to A&R Amendment No. 1, without any changes thereto that would, in the opinion of the Administrative Agent, impair in any material respect the interests of the Lenders in the Collateral, except to the extent that any such changes are otherwise not prohibited by the terms of this Agreement.
     “Incremental Term Advance” has the meaning specified in Section 2.01(a)(ii).
     “Incremental Term Commitment” means, as to each Incremental Term Lender, its obligation to make Incremental Term Advances to the Borrower pursuant to Section 2.01(a)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Incremental Term Lender’s name on Schedule I-A under the caption “Incremental Term Commitment” or, if such Incremental Term Lender has entered into one or more Assignment and Acceptances, set forth for such Incremental Term Lender in the Register maintained by the Administrative Agent pursuant to Section 10.07 as such Incremental Term Lender’s “Incremental Term Commitment”.
     “Incremental Term Facility” means, at any time, the aggregate amount of the Incremental Term Lenders’ Incremental Term Advances at such time.
     “Incremental Term Lenders” means, at any time, any Lender that has an Incremental Term Commitment or an outstanding Incremental Term Advance at such time.
     “Trailer Axle Business Sale” means the sale of the assets and liabilities comprising the trailer axle manufacturing business (as more fully described on Schedule III to A&R Amendment No. 1) of the Borrower and its Subsidiaries, the terms of which are set forth in the Asset Purchase Agreement. The Trailer Axle Business Sale is contingent upon the approval, pursuant to order of the Bankruptcy Court, of a motion filed with the Bankruptcy Court on September 11, 2006 by the Borrower and the Guarantors seeking approval of the Trailer Axle Business Sale.
          (b) Section 1.01 of the Credit Agreement is hereby further amended by:
          (i) Amending and restating clause (a) of the definition of “Applicable Margin” as follows:
     “(a) in respect of the Term Facility, 2.50% per annum, in the case of Eurodollar Advances, and 1.50% per annum, in the case of Base Rate Advances,”
          (ii) Amending and restating clause (vii) of the definition of “EBITDAR” as follows:

     “(vii) in each case without duplication, cash Restructuring Charges to the extent deducted in computing net income for such period and settled or to be settled in cash during such period in an aggregate amount not to exceed $100,000,000 in the twelve-month period then ended, in each case of the Borrower and its Subsidiaries, determined in accordance with GAAP for such period,”
          (iii) Amending and restating the first parenthetical of the definition of “Net Cash Proceeds” as follows:
     “(other than (x) the Trailer Axle Business Sale or (y) any sale, lease, transfer or other disposition of assets pursuant to clauses (i), (ii), (iv) or (v) of Section 5.02(h) and, to the extent that the distribution to any Loan Party of any proceeds of any sale, transfer or other disposition of any asset of a Foreign Subsidiary would (1) result in material adverse tax consequences, (2) result in a breach of any agreement governing Debt of such Foreign Subsidiary permitted to exist or to be incurred by such Foreign Subsidiary under the terms of this Agreement and/or (3) be limited or prohibited under applicable local law, clause (x) of Section 5.02(h))”
          (iv) Adding at the end of the definition of “Term Commitment” the following language:
     “Unless the context shall otherwise require, after the effectiveness of any Incremental Term Commitment, the term “Term Commitment” shall also include such Incremental Term Commitment.”
          (v) Adding at the end of the definition of “Term Facility” the following language:
     “Unless the context shall otherwise require, the term “Term Facility” shall also include the Incremental Term Facility.”
          (vi) Adding at the end of the definition of “Term Lender” the following language:
     “Unless the context shall otherwise require, the term “Term Lender” shall also include Incremental Term Lenders.”
          (vii) Adding at the end of the definition of “Term Note” the following language:
     “Unless the context shall otherwise require, the term “Term Note” shall also include such promissory notes evidencing indebtedness of the Borrower in respect of Incremental Term Advances.”
          (c) Section 2.01 of the Credit Agreement is hereby amended by amending and restating clause (a) therein as follows:

          “(a) The Term Advances and Incremental Term Advances.
     (i) Each Term Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance to the Borrower (a “Term Advance”) on any Business Day during the period from the date of the entry of the Final Order until such date as the Initial Lenders and the Borrower shall mutually determine, in an amount not to exceed such Lender’s Term Commitment at such time. Unless the context shall otherwise require, and excluding this Section 2.01(a)(i), the term “Term Advance” shall also include the Incremental Term Advances as defined in Section 2.01(a)(ii) hereto.
     (ii) Each Incremental Term Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance to the Borrower (an “Incremental Term Advance”) on the A&R Amendment No. 1 Effective Date, in an amount not to exceed such Incremental Term Lender’s Incremental Term Commitment at such time.
     (iii) Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.”
          (d) Section 5.02(g) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xiv); and (ii) amending and restating clause (xv) therein as follows:
     “(xv) loans or advances made by any Foreign Subsidiary to the purchaser of receivables and receivables related assets or any interest therein to fund part of the purchase price of such receivables and receivables related assets or any interest therein in connection with the factoring or sale of such receivables pursuant to a transaction permitted pursuant to Section 5.02(b)(vi); and (xvi) other Investments to the extent not permitted pursuant to any other subpart of this Section in an amount not to exceed $15,000,000 in any Fiscal Year.”
          (e) Section 5.02 of the Credit Agreement is hereby amended to add the following new subpart (q) immediately following subpart (p):
     “(q) European Restructuring. Notwithstanding any limitation set forth in Sections 5.02(f), (g), (h) or (l) hereof to the contrary, on or after the A&R Amendment No. 1 Effective Date, the Borrower and each of the other Loan Parties may consummate the European Restructuring,”
          (f) Section 5.04(a) of the Credit Agreement is hereby amended by replacing the table therein that sets forth the Minimum Global EBITDAR with the following table:

Month	Period then Ended	EBITDAR
January 2007	11 months	$200,000,000
February 2007	12 months	$200,000,000

Month	Period then Ended	EBITDAR
March 2007	12 months	$175,000,000
April 2007	12 months	$175,000,000
May 2007	12 months	$170,000,000
June 2007	12 months	$170,000,000
July 2007	12 months	$185,000,000
August 2007	12 months	$200,000,000
September 2007	12 months	$200,000,000
October 2007	12 months	$230,000,000
November 2007	12 months	$250,000,000
December 2007	12 months	$250,000,000
January 2008	12 months	$250,000,000
February 2008	12 months	$250,000,000
March 2008	12 months	$250,000,000
          (g) The Credit Agreement is hereby amended by adding thereto as Schedule I-A the table attached as Annex I hereto.
          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “A&R Amendment No. 1 Effective Date”) when, and only when, the following conditions have been satisfied:
     (a) the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment,
     (b) the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower stating that: (x) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and (y) no event has occurred and is continuing that constitutes a Default,

     (c) the Administrative Agent shall have received a favorable opinion of Jones Day as to the enforceability of the Credit Agreement as amended, and internal counsel to the Loan Parties as to such other matters as the Administrative Agent and the Initial Lenders may reasonably request,
     (d) the Bankruptcy Court shall have entered an order in substantially the form of Exhibit A hereto (with such changes as may be agreed to by the Administrative Agent), approving this Amendment and the other transactions contemplated herein, and
     (e) all fees and expenses of the Administrative Agent (including all reasonable fees and expenses of counsel to the Administrative Agent), to the extent invoiced prior to the date hereof, shall have been paid.
     (f) each Revolving Credit Lender that executes a counterpart to this Amendment on or before January 18, 2007 at 5:00 p.m. eastern shall have been paid an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% in respect of its Revolving Credit Commitment, which fee shall be earned upon the A&R Amendment No. 1 Effective Date and become due and payable upon the funding of all or any portion of the Incremental Term Facility.
          SECTION 3. Confirmation of Representations and Warranties. Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.
          SECTION 4. Affirmation of Guarantors. Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in Article VIII of the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article VIII of the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
          SECTION 6. Costs, Expenses. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and to the extent applicable, the Bankruptcy Code.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DANA CORPORATION, a debtor and a debtor-in-possession, as Borrower
By	/s/ Teresa Mulawa
	Name:	Teresa Mulawa
	Title:	Treasurer

By	/s/ K. A. Hiltz
	Name:	Kenneth A. Hiltz
	Title:	Chief Financial Officer

BRAKE SYSTEMS, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

BWDAC, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

COUPLED PRODUCTS, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DAKOTA NEW YORK CORP. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA ATLANTIC LLC FKA GLACIER DAIDO AMERICA, LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA AUTOMOTIVE AFTERMARKET, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA BRAZIL HOLDINGS LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA BRAZIL HOLDINGS I LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA INFORMATION TECHNOLOGY LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA INTERNATIONAL FINANCE, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA INTERNATIONAL HOLDINGS, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA RISK MANAGEMENT SERVICES, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA TECHNOLOGY INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANA WORLD TRADE CORPORATION As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DANDORR L.L.C. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DORR LEASING CORPORATION As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

DTF TRUCKING INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

ECHLIN-PONCE, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

EFMG LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

EPE, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

ERS LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

FLIGHT OPERATIONS, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

FRICTION INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

FRICTION MATERIALS, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

GLACIER VANDERVELL INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

HOSE & TUBING PRODUCTS, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

LIPE CORPORATION As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

LONG AUTOMOTIVE LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

LONG COOLING LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

LONG USA LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

MIDLAND BRAKE, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

PRATTVILLE MFG., INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

REINZ WISCONSIN GASKET LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

SPICER HEAVY AXLE & BRAKE, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

SPICER HEAVY AXLE HOLDINGS, INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

SPICER OUTDOOR POWER EQUIPMENT COMPONENTS LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

TORQUE-TRACTION INTEGRATION TECHNOLOGIES LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

TORQUE-TRACTION MANUFACTURING TECHNOLOGIES LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

TORQUE-TRACTION TECHNOLOGIES LLC As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

UNITED BRAKE SYSTEMS INC. As a debtor and a debtor-in-possession, and as a Guarantor
By	/s/ Teresa Mulawa
Name:
Title:

CITICORP NORTH AMERICA, INC., as Administrative Agent and Lender
By	/s/ Shane Azzara
	Name:	Shane Azzara
	Title:	Vice President